                                                                   EXHIBIT 23.00

                         INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in Registration Statement No. 33-97914 of Red Roof Inns, Inc. on Form S-8 of our report dated February 17, 1999, appearing in this Annual Report on Form 10-K of Red Roof Inns, Inc. for the year ended January 3, 1999.



/s/ Deloitte & Touche, LLP
--------------------------
DELOITTE & TOUCHE, LLP
Columbus, Ohio
March 25, 1999